UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

1301 McKinney Street, Houston, Texas  77010

(Address of principal executive offices, including zip code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	NRG	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 3, 2026, the Board of Directors (the “Board”) of NRG Energy, Inc. (the “Company”), pursuant to the recommendation of the Company’s Governance and Nominating Committee, appointed Sanjay Kapoor to serve as an independent director, effective immediately, until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. Mr. Kapoor was also appointed to serve on the Audit Committee of the Board. There is no arrangement or understanding between Mr. Kapoor and any other person, other than the Company, pursuant to which he was appointed as a director. Mr. Kapoor has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Kapoor, age 65, most recently served as Executive Vice President and Chief Financial Officer of Spirit AeroSystems, Inc., a manufacturer of aerostructures for commercial airplanes and defense platforms, from 2013 to 2019. Prior to that, Mr. Kapoor spent more than two decades with industry-leading defense and aviation companies Raytheon (2004-2013) and United Technologies (1990-2004), holding senior management positions overseeing significant aerospace and defense-related programs. Mr. Kapoor currently serves on the boards of Crane Company, an NYSE-listed industrial products company, and SAAB, Inc., a private defense and security services company. Mr. Kapoor graduated from the Indian Institute of Technology with a B.A. and the University of Pennsylvania with an M.B.A.

Effective as of February 3, 2026, Mr. Kapoor will participate in the Company’s director compensation program, as described in the Company’s 2025 Proxy Statement, filed with the SEC on March 19, 2025, under the caption “Director Compensation.”

Item 7.01 Regulation FD

On February 4, 2026, the Company issued a press release announcing the matters described in Item 5.02 hereof. A copy of the news release is attached hereto and filed as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit Number	Document
99.1	Press Release, dated February 4, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

	By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary

Dated: February 4, 2026

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